Exhibit 10.10
Construction Agreement

Parties

A: Fujian Travel Development Company

B: Fujian Yongtai Construction Company Yongli Branch

Article 1. Construction Overview

1.	Construction Object: Zhuangyuan Rock Resort

2.	Construction Location: Taining County Dajin Lake Zhuangyuan Rock Resort

3.	Projected Construction Period: 180 days

4.	Quality Requirement: Excellence

Article II. Expense

Projected cost is 82,570,000.00 RMB.

Article III. A Party’s Responsibility

A.	A delegates the construction work to B. B has the sole authority to operate the construction, allocate human resource, and purchase and use materials.

B.	During the construction time, A should do all its best to provide help and support to B.

C.	A should offer technical support to B, providing all technical documents and forms, and assisting B in dealing with documentation.

Article IV. B Party’s Responsibility

A.	Organization:

Once B starts the construction work, B is responsible for hiring all personnel necessary for the construction, safety and quality inspection, and audition.  B is responsible for all the expense accrued in the process.

B.	Law & Regulation:

B is responsible to comply with the national standard, national regulation and industry regulation. B shall observe the construction blueprint that is agreed upon by both A and B. B is solely responsible, both economically and legally, for all the damages caused by B’s violation of the law and regulation, breach of contracts, safety accidents, quality accident, and economic loss.

C.	Management:

B shall comply with construction and management regulation, observe A party’s leadership, accept A’s technical and construction examination/scrutiny, and accept A’s management in construction safety.

D.	Assignment :

B shall not assign the whole construction project to a 3rd-party. B takes the whole responsibility for inspecting subcontractors’ construction quality and safety. B is responsible for all the safety and quality accidents in the construction process.

E.	Construction:

During the construction, B shall strictly observe the construction blueprint approved by A, carrying on the construction in accordance with the project budgets. Construction technique and skill shall be in compliance with the national requirements. Should there be any quality accidents arising from B’s unqualified performance, B takes the whole responsibility.

F.	Certificate:

During the construction, B should appoint special personnel to be in charge of the project.  All the technicians shall hold all the professional certificates and/or work certificates in the corresponding industries. Otherwise, B is responsible for all the violations.

G.	On-site Operation:

B should deploy special personnel to be in charge with the on-site operation management. If for any reason the special personnel shall leave the site, the absence shall not exceed 15% of the whole construction period. The on-site time shall be at least 85% of the construction period.

H.	Blueprint:

B must construct according to the blueprint approved by A. If for any reason the blueprint needs to be modified, B shall draw modified blueprints to reflect the changes in the construction. After the coverage project is completed, B must immediately draw project completion blueprint. All the modified and project completion blueprints shall be well preserved and filed.

I.	Materials:

All the materials that B purchases shall be in compliance with the quality standard [all materials shall have quality certificates], brands, and technical requirements prescribed by the blueprints. All materials should be stored in warehouses with special personnel on charge.  All inflammable materials shall be preserved separately. B is responsible for all the loss due to unqualified materials and storage.

J.	Construction period:

B must complete the construction in according to the prescribed construction period. Lack of contraction workers or insufficient cash flow and material supply are not reasons for delaying the completion. Should there be any delay, B is responsible for damages at 200 RMB per day.

K.	Changes:

B must observe the construction blueprint approved by A. If the blueprint is incomplete and with errors, which prevents B from continuing the construction, B should report to A. Should there be any changes in the construction, modified construction blueprints must be approved by A. If the blueprint is in good condition, and B changes the construction without A’s approval, B is responsible for all the consequences.

L.	Inspection:

During the construction, B must comply with the national standards with respect to coverage project, work procedure, allocation, design agency inspection, construction agency inspection, construction quality agency inspection, and documentation. If B continues the next stage of construction without obtaining the approved inspection for the completed construction, B is responsible for all the consequences.

M.	Liquidation:

After the completion, but before the project is turned over to A, B must obtain the authorized signature from A. B is responsible for all the possible consequences.

N.	Materials:

During the construction, B must collect and preserve all the original documents, such as the construct start report, site entry notice, weather records, construction logistics, correspondences, meeting minutes, negotiation schedules, memos, construct change reports, coverage project inspection report, staged-project inspection report, project quality certificate, project photos, completion blueprint, and completion inspection certificate, etc.

O.	Payment

Construction fees will be paid in accordance with the construction progress.

P.	Closing:

After the construction is completed and inspected, B must comply project closing documents.

Q.	Tax:

B is responsible for collecting the income tax from all the management officers and construction workers, and for turning over the money to relevant tax agency[ies] in accordance with the national requirement. If B fails to meet the requirement, B shall pay for the deficiency in according with the tax law.

R.	Risk:

B shall take measures to avoid all the potential political, policy, economic, technical, business and public relationship, and management risks. B is solely responsible for all the loss caused by the risks.

S.	Protection:

B shall take measures to protect the raw, finished, and half-finished construction materials. The measures include, not exclusively, security guard service, coverage, wrapping, and separation to avoid the damages caused by natural and human reasons.

T.	Safety:

With regard to construction safety, security and lighting, B shall comply with national requirements and local standards prescribed by relevant local administrations.  B is responsible for all the expenses accrued in carrying on the safety work [such as hiring security guards] and providing necessary facilities [such as rails, safety webs, and direction signs].

U.	Procedure:

B is responsible for complying with construction site transportation, environment, and noise control regulations, and for acquiring transportation special passes if necessary.

V.	Plan:

B shall provide construction plans, reports, and completion time: (1) 7 days before the construction, B shall provide reports on the construction organization design and overall design; (2) after starting the construction, B shall on every Monday provide A one project statistics report reflecting the previous week construction and one project progress report reflecting the following week.

W.	Disputes:

B shall take all measures to avoid any kind of disputes in carrying on the construction. B is responsible to solve the disputes related to B.

X.	Damages:

B shall pay for all the damages or penalty fines caused by B’s negligence in carrying on the construction.

Y.	Withdrawal :

If there is any reason that prevents B from continuing the construction, which can only be solved by B’s withdrawal, and if B withdraws voluntarily, B shall cover the  construction site, and provide a written report on the construction progress, which shall be approved by A’s authorized signature before B can finally withdraw. If, however, the withdrawal is due to B’s lack of site management, low work quality, and construction delay, B is responsible for all the loss.

Z.	Good Faith:

During the construction, B must comply with the requirements of relevant local governments to carry on the construction with good faith. B is responsible for all the relevant expense.

AA.	Breach of contract:

During the construction period, both parties, A & B, shall comply with all the clauses in this agreement. The non-breaching party can collect penalty fines from the breaching party.

BB.	Arbitration:

Any disputes between the parties shall first be negotiated with good faith. For all the disputes that cannot be solved by negotiation, the parties agree with arbitration in the Taining County People’s Court. This contract has two copies, with one copy to each party. All the issues that are not within this agreement will be solved by the parties through negotiation.

The agreement was signed by both parties on Jan. 8, 2008.

# 工程承包协议书

甲方：福建金泰旅游实业发展有限公司

乙方：福建省永泰建筑工程公司永利分公司

根据【中华人民共和国经济合同法】和【建设安装工程承包合同条例】的原则，甲乙双方经过充分协商，达成如下协议：

第一条　工程概况

1. 工程内容：状元岩景区开发项目
2. 工程地点：泰宁县大金湖状元岩景区
3. 施工工期：180 天
4. 质量等级：优良

第二条　合同价款

工程预算总造价：人民币捌仟贰佰伍拾柒万元（￥82570000.00）。

第三条　甲方工作

1. 施工期间，甲方将本工程交由乙方施工。施工项目的运作，人事安排，材料的购买与使用，均由乙方全权负责。
2. 在工程承包期间，甲方全力协助乙方处理与本工程有关的事宜。
3. 甲方在技术上支持乙方，并提供各种技术资料，表格，协助乙方做好本项目的文字档案工作。

第四条　乙方工作

1. 机构

乙方承担本施工任务后，配置齐备相关人员（如施工员、安全、质量员、统计员等）及施工设备，因人员配备及设备配置而须支付的费用，乙方自行解决。

2. 法规

乙方必须遵照国家标准，执行国家有关规定，遵守各专业工种的施工规范，按甲方与乙方共同审定的施工图纸，保质保量完成施工任务。如因乙方违法，违约，违章，造成安全事故，质量事故，经济损失，全由乙方赔偿，并承担一切法律责任。

3. 管理

乙方必须遵守相关的生产规章和管理制度，服从甲方的领导，接受甲方在技术上和施工质量上进行的监督。接受甲方对生产安全的管理。

4. 分包

乙方不得将本工程总体转包给第三者。乙方对分包工程的施工质量及安全生产，负有不可推卸的责任。如施工过程发生各种安全事故或质量事故等，乙方负全部责任。

5. 施工

在施工过程中，乙方必须严格按照甲方审定的图纸，按工程预算书上列出的项目进行施工，施工工艺必须符合国家有关规定，如在施工过程中偷工减料，造成质量事故，乙方负一切法律责任。

6. 证件

乙方在施工过程中，必须安排专人负责此项工程。施工队的各专业技术工人，必须持有相应的资格证书、上岗证。否则，因此造成的后果及损失，乙方负全部责任。

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7. 在岗

在施工过程，乙方必须派遣有关人员，坚持在施工现场管理工程。如该管理员有其他事情，须离开工作岗位，时间不得超过总工期的 15%。即在岗时间须达总工期 85%。

8. 图纸

在施工过程中，乙方必须按甲方审定的图纸施工。如果由于各种原因造成图纸变更，乙方在变更施工的同时，必须绘制变更图纸。隐蔽工程验收竣工后，乙方必须马上绘制竣工图纸。各种变更图、竣工图必须妥善保管，并作为施工资料存档。

9. 材料

乙方施工时，购买的材料必须是质量合格的产品（须附有产品合格证），品牌及技术规格必须符合施工图要求。材料堆放在有专人保管的仓库内，易燃易爆材料必须独立堆放保管。如购买不合格的产品，或堆放产品时无人保管，造成的损失，乙方负责。

10. 工期

乙方必须按本合同规定的工期，按行业施工规范要求，采取有效措施，完成本工程任务，乙方不许以施工人员不足，资金不足或无法购买材料为理由，拖延工期。如因乙方失误，延误工期，按 200 元/天赔偿。

11. 变更

在施工过程，乙方必须按甲方审定的图纸施工。如因甲方提供的图纸不全、图纸错漏、导致乙方无法按图施工，乙方必须将问题向甲方提出。需要变更施工，设计方案必须征得甲方认可，办妥设计变更签证手续，方能施工。如果图纸的设计完整无误，而乙方未征得甲方及设计方的认可，擅自处理，进行施工，造成的后果，乙方自行解决。

12. 验收

乙方在施工过程中，必须按国家规范操作，做好隐蔽工程验收、工序验收、分项、分部工程验收，通过设计单位验收、建设单位验收、建筑工程质量监督站或主管部门验收工作，并做好资料整理工作。如未经验收，仍继续进行下一工序，或因验收手续不完整，难以进行结算工作，造成的一切后果，由乙方负责。

13. 清点

工程完工 ，交付甲方使用前，乙方须经甲方验收签字确认。如未能办理此类手续，由此造成的损失，乙方自行承担。

14. 资料

施工过程中，乙方必须搜集并保管好本工程有关的一切原始文字资料，如开工报告，入场通知书，气象记录，施工日记，往来公函，会议纪要，洽商表，备忘录，施工变更通知书，隐蔽工程验收报告，分项工程验收报告，产品合格证书，工程照片，峻工图，峻工验收证证明书等。并做好整理与归档工作。

15. 支付

工程款按工程进度支付。

16. 结算

工程竣工，验收合格后，乙方须编制工程结算文件。

17. 税收

参与本工程的管理人员及施工人员个人所得税，由乙方负责收取，并自行向有关税务机关缴纳。具体的标准按国家有关规定执行。如乙方未能按此标准向应缴税人员征收税款，则所得税款由乙方按税法补齐。

18. 风险

乙方在合同实施阶段，应注意政治风险、政策风险、经济风险、技术风险、商务及公共关系风险、管理风险，避免风险带来的经济损失。如因风险造成危害和损失，乙方自行承担解决。

19. 保护

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在施工过程中，乙方必须做好工地材料、施工半成品、成品的保护工作。具体手段是保卫，值班、包裹，遮盖，封闭，避免自然灾害或人为因素给施工成果造成破坏和损失。如因自己未作保护，或保护措施失当，遭受的损失，由乙方自行解决。

20. 安全

承担施工安全保卫工作及非夜间施工照明的责任和要求： 乙方按国家及当地建设行政主管部门和有关部门的要求和规定，自费承担这些工作（如警卫）和提供相应设施（如护板、围栏、安全网、指示牌等）满足安全保卫工作及非夜间施工照明的需要并提供方便。

21. 手续

如需要乙方办理的有关施工场地交通、环卫和施工噪音管理等手续：需要办理交通特别通行证时，由乙方负责办理。

22. 计划

乙方应提供计划、报表的名称及完成时间：1、开工前 7 日向发包人提供本工程详尽的施工组织设计和施工总进度计划各一式肆份；2、开工后乙方应在每周一向甲方提供上一周完成施工工程量统计报表和下一周的工程施工进度计划各一式肆份。

23. 纠纷

在施工过程中，乙方必须采取有效措施，按照施工地点的要求，做好各项工作，避免产生各类纠纷。由于乙方原因，引发各类纠纷，乙方自行解决，并承担法律责任。

24. 赔偿

在施工过程中，由乙方造成的各种损失，或乙方工作失误，导致各方提出索赔或罚款，乙方必须全额赔偿，并承担法律责任。

25. 退场

在施工过程中，由于某些原因，致使乙方无法继续施工，只能以退场的方式解决问题时：如是乙方自愿退场，乙方须将施工现场封闭，并将施工情况书写成报告，经甲方签字认可，并向甲方汇报，方能退场；如是乙方施工组织混乱、施工质量很差、施工工期延误，导致甲方勒令退场，所受损失，乙方自行承担。

26. 文明

在本工程施工期间，乙方必须按施工所在地各级政府的要求，文明施工。该项工作涉及的费用，乙方自行解决。

**第五条　违约**

在工程实施过程中，甲乙双方必须遵守本合同的各项条款，如一方违反本协议任何条款，签约的另一方将向违约方征收罚款。

**第六条　仲裁**

在合同实施过程中，甲乙双方发生各种争执，应本着妥善解决问题的心态，协商解决。如经甲乙双方协商，仍无法解决问题，双方同意接受泰宁县人民法院的仲裁。本合同一式两份，甲乙双方各执一份。本合同未尽事宜，双方另行协商解决。

甲方：福建金泰旅游实业发展有限公司　　　　乙方：福建省永泰建筑工程公司水利分公司

签约代表：　　　　　　　　　　　　　　　　签约代表：

08 年 1 月 8 日　　　　　　　　　　　　　　2008 年 1 月 8 日

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